Exhibit 99.4

1	Liujiang Pharm Store	Shop 14-17 and Rear Portion, 34 Chengxi Road, Labao County.
2	Chengzhan Pharm Store	No. 96-1 Chengzhan Road, Liuzhou City
3	Rongshui Pharm Store	Zhongxin Plaza 1/F Rm 4 , Shouxinzhong Road, , Rongshui County
4	Sanjiang Pharm Store	42 Xingyi Road, Sanjiang County
5	Wantang Pharm Store	No. 5-6 Tianxinge, 50 Wantang Road, Liuzhou City
6	Liucheng Pharm Store	4 Baiyang Road, Dapu District, Liucheng County
7	Liucheng Dapu Pharm Store	Xinshichang, Dabu District, Liucheng County
8	Liucheng Wenchang Pharm Store	6 Shenlidong Road, Dabu District, Liucheng County
9	Liujiang Liuxin Pharm Store	Xinxing Market Front Chain, Liujiang County
10	Liuzhou Jingui Pharm Store	10 Area 1, Jingguiyuan, Tiyu Road, Gaoxin District, Liuzhou City
11	Luzhai Kanghui Pharm Store	73 Rongqing Road, Luorong District, Luzhai County
12	Liuzhou Tubo Pharm Store	160 Tubo Street, Tubo Village, Song Jian County,
13	Nandan Mingsheng Pharm Store	226 Minghang Road, Chengguan District, Nandan County
14	Yongfu Fushou Pharm Store	121 Fengcheng Road, Yongfu County
15	Bama Jiacheng Pharm Store	Wuziju Board Front Portion , Mingjian Road, Bama District,Bama County
16	Bama Jiajian Pharm Store	2 Wenhua Road, Bama District, Bama County
17	Litang Huichun Pharm Store	107 Jianshedong Road, Litang District, Bingyang County
18	Laibin Chongxin Pharm Store	No 2, Second Weilinxincheng Road, Laibin City
19	Liujiang Lutang Pharm Store	1 Lutang Road, Liujiang County
20	Luocheng Pharm Store	Transportation Bureau Store, Lucheng County
21	Kangfu Pharm Store	South Wholesale Market, Development District,Yongan County
22	Liuzhou Luowei Pharm Store	25 Miaopu Village, Daqiao Yuanyi Square, Liuzhou City
23	Laibin Pharm Store	134 Heshan Road, Laibin City
24	Guigaolu Pharm Store	Guigao Road, Gangbei District, Guigang City
25	Guigang Jingang Pharm Store	East Finance Bureau, North Nanwu Highway, Gangbei District, Gugang City
26	Jinxin Pharm Store	1 Jinxin Road Sijihuadu, Block 6, Shop 1-8, 1-9, 1-10
27	Liuzhou Shele Pharm Store	Yongsheng Beique Agriculture Product Market, Beique Road, Liuzhou City
28	Liuzhou Hongjian Pharm Store	9 Store, North-south of Liuji New Market, Liuzhou City
29	Liuzhou Qingyi Pharm Store	18, District 1 of Dongyuan, Hangsheng Road, Liuzhou City
30	Yadang Xiawa Pharm Store	10 and 11 Store, Xingquan Xiaoyuan, 5 Hangbei Road, Liuzhou City
31	Liuzhou Lizhong Pharm Store	109-1 Hongguang Road, Liuzhou City
32	Zhiyangtang Pharm Store	6 Agricultural Product Market, Liuyi Road, Liuzhou City
33	Rongan Baokan Pharm Store	49 Guang Chang West Rd , Chang An Village, Rongan County
34	Liuzhou Jianan Pharm Store	41 Liudong Road, Liuzhou City

35	Liuzhou Changrun Pharm Store	11-12 Hongtai Mingdu Building, 32 Jianpanshan Road, Liuzhou City
36	Nan Ya Pharm Store	12, 13 Wen Chang Road
37	Rongan Kangrong Pharm Store	4-5 Store, Labor Bureau, Xingminger Road, Changan District, Rongan County
38	Liuzhou Kangmin Pharm Store	10 Store, No 2 Building, 29 Nanqi Alley, South Chengzhan Road, Liuzhou City
39	Nandan Kangning Pharm Store	Yinshan Road, Dachang District, Nandan County
40	Liuzhou Mingshou Pharm Store	22 Nongmaobei Street, Labao District, Liujiang County
41	Liujiang Kangda Pharm Store	699 Liubao Road, Liujiang County
42	Yizhou Liming Pharm Store	157 Luoxi Street, Luoxi Road, Yizhou City
43	Liuzhou Heji Pharm Store	24 Store, Hanghui Road, Xintai District, Liuzhou City
44	Liuzhou Luida Pharm Store	Ludazhaidi, North District, Shibei County, North Liuzhou City
45	Liuzhou Erhua Pharm Store	Changtang Village, Changtang County, Liuzhou City
46	Yizhou Jianming Pharm Store	91 Gonghe Road, Qingyuan Village, Yizhou City
47	Liuzhou Dazhong Pharm Store	No. 4 Store, No. 19 Building, Yinghua Zhuangyuan, Liuzhou City
48	Liuzhou Xiehe Pharm Store	1-12, Xinghuangting, Xiehe Jiayuan, 9 Baiyu Road, Liuzhou City
49	Rui Kang Pharm Store	Shop 1-4 No 1 Chengzhan Road, Liuzhou City
50	Qingyun Pharm Store	Yinlong Bldg, 1 Xiaonan Road
51	Jianmenkou Pharm Store	No.10-11, No. 4 District, East Yongqian, Liuzhou City
52	Jiajia Pharm Store	1-25 Jianhe Minting, 4 Hongbei Road, Liuzhou City
53	Liuzhou Hedong Pharm Store	2-23, C-2 District, Private Economic Zone, Hedong District, Liuzhou City
54	Liuhe Pharm Store	1-26 Mingxi District, 9 Hangbei Road, Liuzhou
55	Fuming Pharm Store	Community 5, Dukou Village, Liunan District, Liuzhou City
56	Huimeng Pharm Store\	Guangdian Board Front, Liutang Road
57	Wuxuan Chengzhong Pharm Store	166 North Wuxuancheng Road
58	Wuxuan Xianmin Pharm Store	6 Wuxuan Xianmi Road
59	Wuxuan Anshan Pharm Store	49 Wuxuan Anshan Road
60	Wuxing Pharm Store	2 Zhongshan Central Road, Liuzhou City
61	Zhongxing Pharm Store	197 Sanzhong Road, Liuzhou City
62	Xijiang Pharm Store	No. 1 Donghuan Road, Xingxing Supermarket, Caifu Store 1/F region , Liuzhou City
63	Nanfang Pharm Store	3 Nanzhan Road, Liuzhou City
64	Zhongnan Pharm Store	No 216 Zhongnam Road, Laibin City
65	Guangchang Pharm Store	1/F Complex Building, 38 Nanjia Street
66	Hedong Pharm Store	1 Unit Front Portion, 98 Dongxing Road